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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 10, 2003

Bogen Communications International, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22046 (Commission File Number)	38-3114641 (IRS Employer Identification No.)

50 Spring Street,
Ramsey, New Jersey 07446
(Address of Principal Executive Offices)

(201) 934-8500
(Registrant's telephone number, including area code)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

        The information contained in this report on Form 8-K is being furnished pursuant to Item 12 "Results of Operations and Financial Condition." The Company issued a press release on November 10, 2003 announcing its financial results for the quarter ended September 30, 2003, a copy of which is attached as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bogen Communications International, Inc.
	By:	/s/ MAUREEN A. FLOTARD Maureen A. Flotard Chief Financial Officer
Dated: November 10, 2003

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  ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.
SIGNATURES